Exhibit 10.9

PURCHASE ORDER TERMS AND CONDITIONS

THE PURCHASE ORDER (“ORDER”) AND THESE PURCHASE ORDER TERMS AND CONDITIONS CONSTITUTE AN AGREEMENT (“AGREEMENT”) BETWEEN SELLER AND ITS AFFILIATES (COLLECTIVELY, “SELLER”), AND UNION UNDERWEAR COMPANY, INC. D/B/A FRUIT OF THE LOOM, A DELAWARE CORPORATION HEADQUARTERED IN KENTUCKY, AND ITS SUBSIDIARIES AND AFFILIATES (COLLECTIVELY, “BUYER”).

1.	WE RESERVE THE RIGHT TO RESCIND OR COUNTERMAND, WITHOUT PENALTY AND WITHOUT PREJUDICE, ALL OR PART OF ANY ORDER IF GOODS OR SERVICES ARE NOT DELIVERED WITHIN TIME SPECIFIED, IN STRICT ACCORDANCE WITH THE ORDER AND THE AGREEMENT, OR IN CONFORMITY WITH SAMPLES OR SPECIFICATIONS OR APPLICABLE LAW.

2.	SELLER AGREES TO REIMBURSE BUYER FOR ANY LOSS, DAMAGE OR EXPENSE INCURRED OR SUSTAINED IN THE EVENT GOODS OR SERVICES ARE NOT DELIVERED ON TIME, IN STRICT ACCORDANCE WITH THE SAMPLES, SPECIFICATIONS AND APPLICABLE LAW, AND IN ABSOLUTELY PERFECT CONDITION, OR IF GOODS, SERVICES OR DELIVERY FAILS TO COMPLY WITH, OR CONFORM TO, ALL TERMS AND CONDITIONS OF THE ORDER AND AGREEMENT.

3.	IF GOODS OR SERVICES ARE NOT DELIVERED OR PROVIDED ON TIME, WE RESERVE THE RIGHT TO BUY SIMILAR GOODS OR OBTAIN SIMILAR SERVICES IN THE OPEN MARKET AND SELLER AGREES TO COMPENSATE BUYER FOR ANY COSTS OR DAMAGES BUYER INCURS OR SUSTAINS AS A RESULT.

4.	ALL INVOICES MUST BE ACCOMPANIED BY THE BILL OF LADING AND PACKING LIST.

5.	SELLER REPRESENTS AND WARRANTS THAT: A) IT COMPLIES WITH, AND THAT ALL GOODS AND SERVICES IT PROVIDES BUYER WILL CONFORM TO, ALL LABOR LAWS AND ALL OTHER APPLICABLE FEDERAL, STATE AND LOCAL LAWS, REGULATIONS AND STANDARDS, INCLUDING, BUT NOT LIMITED TO, THE FOREIGN CORRUPT PRACTICES ACT, TEXTILE FIBER IDENTIFICATION ACT, THE FEDERAL FLAMMABLE FABRICS ACT, THE CONSUMER PRODUCT SAFETY IMPROVEMENT ACT OF 2008, THE OCCUPATIONAL SAFETY AND HEALTH ACT OF 1970, THE TOXINS IN PACKAGING ACT, AND SECTION 1502 OF THE U.S. LAW KNOWN AS THE DODD-FRANK WALL STREET REFORM AND CONSUMER PROTECTION ACT, ALL AS AMENDED, AS WELL AS ALL FEDERAL, STATE SAFETY AND ENVIRONMENTAL LAWS (INCLUDING THE CALIFORNIA LAW KNOWN AS “PROPOSITION 65”), REGULATIONS, STANDARDS, AND REQUIREMENTS; B) AND ITS GOODS AND SERVICES, AND BUYER’S USE THEREOF, DO NOT AND WILL NOT INFRINGE ON THE PATENT, COPYRIGHT, TRADEMARK OR OTHER INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

6.	IN THE EVENT THE GOODS OR SERVICES ARE MADE, SOLD OR DELIVERED IN A MANNER THAT BREACHES OR FAILS TO COMPLY WITH OR CONFORM TO THIS AGREEMENT, BUYER MAY RETURN THE GOODS FOR CORRECTION OR REPLACEMENT, OR OBTAIN SUBSTITUTE OR CORRECTIVE SERVICES, AT BUYER’S OPTION AND SELLER’S EXPENSE, WHILE RESERVING ALL OTHER RIGHTS AND REMEDIES.

7.	AT ALL TIMES, AND FOR ALL PURPOSES RELEVANT TO ITS BUSINESS DEALINGS WITH BUYER, SELLER SHALL COMPLY WITH ALL APPLICABLE FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, AS AMENDED, REGARDING EMPLOYMENT, EMPLOYMENT PRACTICES, WAGES AND HOURS AND BENEFITS (“LABOR LAWS”). FOR EMPLOYERS BASED IN THE U.S. OR ITS TERRITORIES, LABOR LAWS SHALL INCLUDE BUT NOT BE LIMITED TO:

a.	The Fair Labor Standards Act
b.	Title VII of the Civil Rights Act of 1964
c.	Americans with Disabilities Act of 1990
d.	The Age Discrimination in Employment Act of 1967
e.	Rehabilitation Act of 1973
f.	The Vietnam Era Veterans Readjustment Act of 1973
g.	Uniformed Services Employment and Re-Employment Rights Act
h.	Family and Medical Leave Act

8.	IF BASED IN THE U.S. OR ITS TERRITORIES, SELLER AND ITS SUBCONTRACTORS, IF APPROVED, SHALL ABIDE BY THE REQUIREMENTS OF 41 CFR §§ 60-l.4(a), 60-300.5(a) AND 60-741.5(a). THESE REGULATIONS PROHIBIT DISCRIMINATION AGAINST QUALIFIED INDIVIDUALS BASED ON THEIR STATUS AS PROTECTED VETERANS OR INDIVIDUALS WITH DISABILITIES, AND PROHIBIT DISCRIMINATION AGAINST ALL INDIVIDUALS BASED ON THEIR RACE, COLOR, RELIGION, SEX, OR NATIONAL ORIGIN. MOREOVER, THESE REGULATIONS REQUIRE THAT COVERED PRIME CONTRACTORS AND SUBCONTRACTORS TAKE AFFIRMATIVE ACTION TO EMPLOY AND ADVANCE IN EMPLOYMENT INDIVIDUALS WITHOUT REGARD TO RACE, COLOR, RELIGION, SEX, OR NATIONAL ORIGIN, PROTECTED VETERAN STATUS OR DISABILITY.

9.	THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS AND PUBLIC POLICY OF THE COMMONWEALTH OF KENTUCKY, REGARDLESS OF ITS CONFLICTS OF LAWS PRINCIPLES, AND ANY AND ALL DISPUTES ARISING OUT OF THIS AGREEMENT OR ITS EXECUTION SHALL BE BROUGHT EXCLUSIVELY IN THOSE STATE OR FEDERAL COURTS SITUATED IN, OR PRESIDING OVER, BOWLING GREEN, KENTUCKY. SHOULD THE PARTIES HAVE ENTERED INTO A SEPARATE MANUFACTURING AGREEMENT, THIS ORDER AND THESE TERMS AND CONDITIONS SHALL BE SUBJECT TO THE TERMS OF SUCH MANUFACTURING AGREEMENT.

Standard Purchase Order 331865, Revision 2